2Q16/FY16 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Results for Second Quarter of Fiscal 2016
SEATTLE, WA - April 20, 2016 - For the second quarter of fiscal 2016, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $483.7 million, up 2 percent from $472.1 million in the second quarter of fiscal 2015.
GAAP net income was $75.4 million ($1.11 per diluted share), compared to $85.7 million ($1.18 per diluted share) in the second quarter a year ago. This result reflects the jury verdict and other associated costs with that patent litigation during the quarter.
Excluding the impact of this patent litigation expense, stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $114.0 million ($1.68 per diluted share), compared to $115.3 million ($1.59 per diluted share) in the second quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
“Given the backdrop of a continued difficult macro and spending environment, I was pleased with our execution, as we delivered revenue within our guided range while maintaining solid profitability.” said John McAdam, F5 President and Chief Executive Officer. “In addition, sales of our Better/Best software bundles, Virtual Editions, and Silverline subscription services all grew during the quarter as customers continued to embrace hybrid strategies and venture into public and private clouds.
“This quarter, we will begin shipping our new 100Gb VIPRION blades, which deliver massive performance and scalability to help service providers manage and secure the exponentially increasing volume of wireless traffic. As I mentioned during last quarter’s conference call, several Tier 1 service providers have been testing the new blades, and feedback has been very positive. Also, in this quarter we will release version 5.0 of our BIG-IQ management platform, with major enhancements that include centralized management of all our Security products.”

2Q16/FY16 Earnings Release	Page 2 of 4

For the quarter ending June 30, 2016, the company has set a revenue goal of $490 million to $500 million with a GAAP earnings target of $1.29 to $1.32 per diluted share and a non-GAAP earnings target of $1.77 to $1.80 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	June 30, 2016

Reconciliation of Expected Non-GAAP Third Quarter Earnings	Low	High
Net income	$86.6	$88.7
Stock-based compensation expense	$41.0	$41.0
Amortization of purchased intangible assets	$3.5	$3.5
Tax effects related to above items	$(12.0)	$(12.0)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$119.1	$121.2
Net income per share - diluted	$1.29	$1.32
Non-GAAP net income per share - diluted	$1.77	$1.80
Share Repurchase Program
The company also announced today that its board of directors had authorized an additional $1 billion for the company's common stock share repurchase program. This new authorization is incremental to the $73.8 million currently unused in the existing program which was initially authorized in October 2010.
Acquisitions for the share repurchase program will be made from time to time in private transactions or open market purchases as permitted by securities laws and other legal requirements. The timing and amounts of any purchases will be based on market conditions and other factors including but not limited to price, regulatory requirements and capital availability. The program does not require the purchase of any minimum number of shares and the program may be modified, suspended or discontinued at any time.
About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

2Q16/FY16 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

2Q16/FY16 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, expense related to a jury verdict and other associated costs of that patent litigation have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in the second fiscal quarter of 2016.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	March 31,	September 30,
	2016	2015
ASSETS
Current assets
Cash and cash equivalents	$398,325	$390,460
Short-term investments	376,680	383,882
Accounts receivable, net of allowances of $1,726 and $1,979	266,185	279,434
Inventories	35,179	33,717
Deferred tax assets	50,673	50,128
Other current assets	66,939	50,519
Total current assets	1,193,981	1,188,140
Property and equipment, net	107,545	95,909
Long-term investments	319,287	397,656
Deferred tax assets	680	6,492
Goodwill	555,965	555,965
Other assets, net	64,682	68,128
Total assets	$2,242,140	$2,312,290
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$37,243	$50,814
Accrued liabilities	143,511	130,401
Deferred revenue	619,681	573,908
Total current liabilities	800,435	755,123
Other long-term liabilities	32,190	30,136
Deferred revenue, long-term	222,977	209,402
Deferred tax liabilities	5,544	901
Total long-term liabilities	260,711	240,439
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 66,981 and 70,138 shares issued and outstanding	25,181	10,159
Accumulated other comprehensive loss	(13,558)	(15,288)
Retained earnings	1,169,371	1,321,857
Total shareholders’ equity	1,180,994	1,316,728
Total liabilities and shareholders’ equity	$2,242,140	$2,312,290

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2016	2015	2016	2015
Net revenues
Products	$225,441	$244,116	$460,119	$485,053
Services	258,236	228,027	513,044	449,883
Total	483,677	472,143	973,163	934,936
Cost of net revenues (1)(2)
Products	39,908	43,600	82,559	85,670
Services	42,322	38,996	85,354	76,274
Total	82,230	82,596	167,913	161,944
Gross profit	401,447	389,547	805,250	772,992
Operating expenses (1)(2)
Sales and marketing	156,469	151,238	313,925	300,054
Research and development	86,294	74,521	167,439	144,581
General and administrative	34,803	30,933	69,056	63,187
Litigation expense	8,948	—	8,948	—
Total	286,514	256,692	559,368	507,822
Income from operations	114,933	132,855	245,882	265,170
Other income, net	133	3,266	1,268	5,860
Income before income taxes	115,066	136,121	247,150	271,030
Provision for income taxes	39,651	50,392	82,019	96,225
Net income	$75,415	$85,729	$165,131	$174,805

Net income per share — basic	$1.12	$1.19	$2.41	$2.40
Weighted average shares — basic	67,549	72,240	68,557	72,801

Net income per share — diluted	$1.11	$1.18	$2.40	$2.38
Weighted average shares — diluted	67,804	72,711	68,881	73,326

Non-GAAP Financial Measures
Net income as reported	$75,415	$85,729	$165,131	$174,805
Stock-based compensation expense (3)	41,773	36,777	80,006	67,402
Amortization of purchased intangible assets	3,519	3,314	6,922	6,463
Litigation expense	8,948	—	8,948	—
Tax effects related to above items	(15,649)	(10,556)	(26,437)	(19,185)
Net income excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$114,006	$115,264	$234,570	$229,485

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$1.68	$1.59	$3.41	$3.13

Weighted average shares - diluted	67,804	72,711	68,881	73,326

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$4,851	$3,826	$9,286	$6,757
Sales and marketing	15,957	15,360	30,832	27,987
Research and development	13,784	12,193	26,614	22,633
General and administrative	7,181	5,398	13,274	10,025
	$41,773	$36,777	$80,006	$67,402

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,666	$2,666	$5,333	$5,317
Sales and marketing	487	487	973	973
General and administrative	366	161	616	173
	$3,519	$3,314	$6,922	$6,463

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended
	March 31,
	2016	2015
Operating activities
Net income	$165,131	$174,805
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss (gain) on disposition of assets and investments	31	(23)
Stock-based compensation	80,006	67,402
Provisions for doubtful accounts and sales returns	522	1,311
Depreciation and amortization	27,847	26,254
Deferred income taxes	7,424	(1,213)
Changes in operating assets and liabilities:
Accounts receivable	12,726	(21,693)
Inventories	(1,462)	(4,872)
Other current assets	(16,302)	(4,792)
Other assets	(126)	478
Accounts payable and accrued liabilities	1,844	7,195
Deferred revenue	59,348	83,839
Net cash provided by operating activities	336,989	328,691
Investing activities
Purchases of investments	(138,925)	(254,819)
Maturities of investments	173,165	251,773
Sales of investments	47,742	79,211
Decrease (increase) in restricted cash	8	(344)
Acquisition of intangible assets	(3,250)	(6,224)
Purchases of property and equipment	(29,793)	(20,502)
Net cash provided by investing activities	48,947	49,095
Financing activities
Excess tax benefit from stock-based compensation	1,378	4,186
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	18,594	16,655
Repurchase of common stock	(400,077)	(306,863)
Net cash used in financing activities	(380,105)	(286,022)
Net increase in cash and cash equivalents	5,831	91,764
Effect of exchange rate changes on cash and cash equivalents	2,038	(5,661)
Cash and cash equivalents, beginning of year	390,460	281,502
Cash and cash equivalents, end of year	$398,329	$367,605